POWERS OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his or its true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, member, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial
Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.  This
Power of Attorney shall remain in full force and effect with respect to each undersigned person unless and until six months after such person is both no longer a Managing Director of ARCH Venture Partners and no longer serving on the board of directors of any portfolio company of any ARCH Venture Partners fund.

	IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 29th day of January, 2019.

ARCH VENTURE FUND IX, L.P.

By: ARCH Venture Partners IX, L.P.
its General Partner

By:  ARCH Venture Partners IX, LLC
its General Partner

By: /s/ Keith Crandell
Managing Director

ARCH VENTURE PARTNERS IX, L.P.

By: ARCH Venture Partners IX, LLC
its General Partner

By: /s/ Keith Crandell
Managing Director

ARCH VENTURE FUND IX OVERAGE, L.P.

By: ARCH Venture Partners IX Overage, L.P.
its General Partner

By: ARCH Venture Partners IX, LLC
its General Partner

By: /s/ Keith Crandell
Managing Director

ARCH VENTURE PARTNERS IX OVERAGE, L.P.

By: ARCH Venture Partners IX, LLC
its General Partner

By: /s/ Keith Crandell
Managing Director

ARCH VENTURE PARTNERS IX, LLC

By: /s/Robert Nelsen
Managing Director


/s/Keith Crandell
Keith Crandell


/s/Kristina Burow
Kristina Burow


/s/Clint Bybee
Clint Bybee


/s/Robert Nelsen
Robert Nelsen